Exhibit 4.1

NUMBER

SHARES

# PAR PETROLEUM CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

AUTHORIZED: 300,000,000 COMMON SHARES,
$0.01 PAR VALUE PER SHARE

CUSIP 69888T 10 8

SEE REVERSE FOR
CERTAIN DEFINITIONS

*This Certifies That*

*is the owner of*

*Fully Paid and Non-Assessable Common Shares, $0.01 Par Value of*

**PAR PETROLEUM CORPORATION**

*transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.*

*IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.*

*Dated*:

CHIEF EXECUTIVE OFFICER

PAR PETROLEUM CORPORATION
CORPORATE
SEAL
DELAWARE

SECRETARY

001

*Countersigned:*
**CORPORATE STOCK TRANSFER, INC.**
**3200 Cherry Creek South Drive, Suite 430**
**Denver, CO 80209**

By ______________________

Transfer Agent and Registrar Authorized Officer

© Mountain Financial Print & Design, LLC

PAR PETROLEUM CORPORATION

CORPORATE STOCK TRANSFER, INC.

TRANSFER FEE: AS REQUIRED

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE RIGHTS, PRIVILEGES, RESTRICTIONS AND CONDITIONS ATTACHED THERETO PURSUANT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION, DATED AUGUST 31, 2012, AND THE STOCKHOLDERS’ AGREEMENT, DATED AUGUST 31, 2012. THE CORPORATION WILL FURNISH TO A SHAREHOLDER, ON DEMAND AND WITHOUT CHARGE, A FULL COPY OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND/OR A FULL COPY OF THE STOCKHOLDERS’ AGREEMENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common
TEN ENT	-	as tenants by the entireties	UNIF GIFT MIN ACT -	Custodian
JT TEN	-	as joint tenants with right			(Cust) (Minor)
		of survivorship and not as			under Uniform Gifts to Minors
tenants in common
Act
(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

FOR VALUE RECEIVED,	hereby sell, assign and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer

the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:                    20     ,

Signature: X
Signature(s) Guaranteed:
Signature: X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.